Exhibit 10.3

AMENDMENT AGREEMENT

AMENDMENT AGREEMENT (this “Amendment”) dated as of May 30, 2013 between [—] (“Dealer”) and FXCM Inc. (“Counterparty”).

WITNESSETH

WHEREAS, Dealer and Counterparty have entered into a Convertible Bond Hedge Transaction, dated as of May 28, 2013, with Reference Number [—] (the “Confirmation”); and

WHEREAS, Dealer and Counterparty wish to amend the Confirmation on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements herein contained, Dealer and Counterparty hereby acknowledge and agree as follows:

1. Certain Definitions. Unless otherwise defined herein, capitalized terms used herein have the meanings specified in the Confirmation.

2. Amendments to the Confirmation.

(a)	The number “150,000,000” in the eighth line of Section 1 of the Confirmation shall be deleted and replaced with the number “172,500,000”;

(b)	Number of Options: The number “150,000” referenced to the right of the term “Number of Options” in Section 2 of the Confirmation shall be deleted and replaced with the number “172,500”;

(c)	Premium: The number “[—]” referenced to the right of the term “Premium” in Section 2 of the Confirmation shall be deleted and replaced with the number “[—]”; and

(d)	Early Unwind: The number “[—]” in the fifteenth line of Section 8(j) of the Confirmation shall be deleted and replaced with the number “[—]”.

3. Except as specifically amended hereby, all of the terms and conditions of the Confirmation shall continue in full force and effect and shall be binding upon the parties in accordance with their respective terms.

4. Each of the parties hereby represents and warrants that:

(a)	the representations and warranties made by it in the Confirmation are true and correct as of the date hereof as if made by the party on and as of such date; and

(b)	the execution, delivery and performance of this Amendment are within the party’s corporate power and have been duly authorized by all necessary corporate action, and this Amendment constitutes the legal, valid and binding obligation of the party in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity.

5. This Amendment may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

6. This Amendment shall be subject to the waiver of trial by jury, submission to jurisdiction and governing law provisions of Sections 8(n), (o) and (p) of the Confirmation as if set forth herein.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers or authorized representatives as of the date hereof.

Yours faithfully,

[—]

By:
Name:
Title:

Agreed and Accepted By:

FXCM INC.

By:
Name:
Title: